American Century Capital Portfolios, Inc.

                              Prospectus Supplement
                        American Century Real Estate Fund
              Investor Class * Institutional Class * Advisor Class

                        Supplement dated January 27, 1998
                          Prospectus dated May 21, 1997
                            (revised June 16, 1997)

THE DISCLOSURE SET FORTH BELOW REPLACES THE SECOND PARAGRAPH UNDER THE HEADING "INVESTMENT MANAGEMENT" FOUND ON PAGE 20 OF THE INVESTOR CLASS PROSPECTUS, PAGE 15 OF THE ADVISOR CLASS PROSPECTUS AND PAGE 19 OF THE INSTITUTIONAL CLASS PROSPECTUS.

         RREEF America, L.L.C., acting pursuant to a subadvisory agreement among it, American Century Investment Management, Inc. and the fund, makes the day-to-day investment decisions for the fund in accordance with the fund's investment objective, policies, and restrictions under the supervision of the manager and the Board of Directors.

         On January 27, 1998, the subadvisor was acquired by RoProperty Services, B.V., a Dutch investment advisor. The subadvisor will continue to operate as RREEF America, L.L.C., a wholly owned subsidiary of RoProperty. As a result of the acquisition, the existing subadvisory agreement between the fund, the subadvisor and American Century Investment Management, Inc., automatically terminated. In anticipation of the receipt of an Exemptive Order from the SEC allowing them to do so, the parties entered into a new subadvisory agreement which is substantially identical to the old agreement. The new subadvisory agreement will be submitted to a special meeting of fund shareholders to be held prior to May 27, 1998. The subadvisor will receive no fees other than reimbursement for actual out of pocket expenses for the period from January 27, 1998 until the date the SEC grants the Exemptive Order, which is expected to be in mid-February. Between the date of the Exemptive Order and the date the shareholders vote on the agreement, any subadvisory fees that the subadvisor would otherwise receive will be placed in an escrow account, and will be paid to the subadvisor only if shareholders approve the new subadvisory agreement. If shareholders do not approve the new subadvisory agreement, the subadvisor will only receive reimbursement of out of pocket expenses. The directors at that time will consider the appropriate action to take in that event, which may include a resubmission of the new subadvisory agreement to shareholders.

THE FOLLOWING PARAGRAPHS REPLACE PARAGRAPHS 4 AND 5 UNDER THE HEADING "INVESTMENT MANAGEMENT" FOUND ON PAGE 21 OF THE INVESTOR CLASS PROSPECTUS, PAGES 15-16 OF THE ADVISOR CLASS PROSPECTUS AND PAGES 19-20 OF THE INSTITUTIONAL CLASS PROSPECTUS.

         Kim G. Redding, Portfolio Manager, is one of the fund's primary portfolio managers. Mr. Redding is a Senior Vice President of RREEF America, L.L.C. From 1990 to 1993, he was a principal in K.G. Redding & Associates, an investment advisor, and prior thereto he was the President of Redding, Melchor & Company, an investment advisor. Mr. Redding has been professionally managing portfolios of real estate securities since 1987.

         Karen J. Knudson, Portfolio Manager, is one of the fund's primary portfolio managers. Ms. Knudson is a Senior Vice President of RREEF America, L.L.C. Prior to joining the subadvisor, she was Senior Vice President and Chief Financial Officer of Security Capital Group, an investment advisor, and prior thereto she was the President, Director of Real Estate Research and Portfolio Manager of Bailard, Biehl and Kaiser Real Estate Investment Trust. Ms. Knudson has 14 years of real estate experience, specializing in the area of real estate investment trusts.

P.O. Box 419200                                        [american century logo]
Kansas City, Missouri                                          American
64141-6200                                                  Century(reg.sm)
1-800-345-2021 or 816-531-5575

SH-SPL-11528 9801